This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                              THE JAPAN FUND, INC.

                                  Annual Report
                                December 31, 1996



                         A pure no-load(tm) mutual fund

                         Scudder, Stevens & Clark, Inc.
                               Investment Manager

THE JAPAN FUND, INC.

CONTENTS

  Portfolio Management Discussion                                             3
    Reviews the period's investing strategies, financial markets, and economic conditions
  Performance Update                                                          4
  Portfolio Summary                                                           5
  Investment Portfolio                                                        9
    Itemized list of your Fund's portfolio holdings
  Financial Statements                                                       13
  Financial Highlights                                                       16
  Notes to Financial Statements                                              17
  Report of Independent Accountants                                          23
  Tax Information                                                            24
  Officers and Directors                                                     27
  How to Contact The Japan Fund                                      Back cover

Dear Shareholders,

         In 1996, investors in Japanese stocks were hurt by a lackluster market and a weakening currency. While The Japan Fund's total return for the year of -10.92% was disappointing in absolute terms, the Fund significantly outperformed the dollar-based TOPIX benchmark, which declined 16.51%. The unmanaged TOPIX declined 6.8% in yen terms, while a depreciation of the yen versus the dollar reduced returns to U.S. investors. The Fund's currency hedging activity earlier in 1996 added 0.83% to performance. However, most of the Fund's outperformance relative to TOPIX came from stock selection.

              Japan's Deflationary Spiral Unwinds in 1996

         Several major improvements in Japan's investment environment became visible in the first half of 1996. After suffering a three year period between 1993 and 1995 in which nominal GDP growth was below 1%, both real and nominal GDP growth began accelerating to the 3% level, spurred by recoveries in housing, consumption, private investment, and public investment. Moreover, one of the major economic problems in Japan, price deflation, abated as indicated by the GDP deflator, which for the second quarter of 1996 turned positive versus a year earlier for the first time in two years. The major wholesale and consumer price indices also turned positive by mid-year. Helped by the yen's reversal since mid-1995, Japan's deflationary spiral appears to be easing.

         Moreover, the risks to the financial system of the massive real estate-related bad debt carried by Japanese banks -- another key concern regarding the economy and financial markets -- appear to have abated. The major banks began large scale write-offs of bad debts, the Bank of Japan instituted various measures such as strengthening depositor insurance, to contain the systemic risks from bank failures, and legislation was passed by mid year to rescue a major source of bad debts, the Jusen (housing loan corporations). Some improvements were also visible in the Japanese real estate market: vacancy rates clearly came down, prime office rents stabilized, the rental yield began to improve, and the number of land transactions began to increase.

THE JAPAN FUND, INC.
PERFORMANCE UPDATE as of December 31, 1996
------------------------------------------
THE JAPAN FUND, INC.
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                 Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 8,908    -10.92%   -10.92%
5 Year    $ 9,175     -8.25%    -1.71%
10 Year   $14,027     40.27%     3.44%

--------------------------------------
TOPIX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                 Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 8,349    -16.51%   -16.51%
5 Year    $ 9,615     -3.85%    -0.78%
10 Year   $13,956     39.56%     3.39%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

THE JAPAN FUND, INC.
Year            Amount
----------------------
'86            $10,000
'87            $13,301
'88            $15,881
'89            $17,728
'90            $14,827
'91            $15,289
'92            $12,729
'93            $15,738
'94            $17,317
'95            $15,747
'96            $14,027

TOPIX
Year            Amount
----------------------
'86            $10,000
'87            $16,217
'88            $20,259
'89            $22,304
'90            $17,012
'91            $17,214
'92            $12,532
'93            $18,352
'94            $20,055
'95            $17,079
'96            $16,997

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $16.97  $16.24  $14.27  $10.76  $10.69  $ 8.90  $10.33  $ 10.50 $ 9.44  $ 8.33
INCOME DIVIDENDS..   $  .20  $  .02  $  .08  $  .09  $  --   $  --   $  .28  $   --  $  --   $  .08
CAPITAL GAINS
DISTRIBUTIONS.....   $ 9.08  $ 3.88  $ 3.59  $ 1.10  $  .41  $  --   $  .39  $   .85 $  .11  $  --
FUND TOTAL
RETURN (%)........    33.01   19.40   11.63  -16.36    3.11  -16.74   23.64    10.03  -9.07  -10.92
INDEX TOTAL
RETURN (%)........    46.82   33.19    6.79  -35.88    8.39  -22.92   24.07    21.96  -1.29  -16.51


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings          96%
Cash Equivalents          4%             The Fund's equity holdings
                        ----             include a position in
                        100%             Convertible Bonds of
                        ====             approximately 5%.



A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION (Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                  29%
Financial                      19%             The Fund has trimmed
Consumer Staples               16%             exposure to sectors that may
Consumer Discretionary          9%             be sensitive to the domestic
Service Industries              6%             economy, such as consumer
Durables                        6%             discretionary and durable
Construction                    5%             goods.
Metals & Minerals               5%
Technology                      2%
Other                           3%
                              ----
                              100%
                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (42% of Portfolio)
--------------------------------------------------------------------------
1.   NICHIEI CO., LTD.
     Finance company for small- and
     medium-sized firms

2.   SHOHKOH FUND & CO., LTD.
     Finance company for small- and
     medium-sized firms

3.   RICOH CO., LTD.
     Leading maker of copiers and
     information equipment

4.   DAITO TRUST CONSTRUCTION CO., LTD.
     Construction and building
     management services

5.   SUMITOMO ELECTRIC INDUSTRIES, LTD.
     Leading manufacturer of electric           Top holdings include global
     wires and cables                           corporations as well as
                                                domestically-oriented
6.   MATSUSHITA ELECTRIC WORKS, INC.            companies with strong
     Leading maker of building materials        competitive positions.
     and lighting equipment

7.   PIONEER ELECTRONICS CORP.
     Leading manufacturer of
     audio equipment

8.   MITSUBISHI HEAVY INDUSTRIES, LTD.
     Diversified heavy machinery
     manufacturer and leading
     shipbuilder

9.   JAPAN ASSOCIATED FINANCE CO.
     Venture capital company

10.  CANON INC.
     Leading producer of visual image
     and information equipment


-----------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

         Given this seemingly positive backdrop, favorable earnings growth and continued low interest rates spurred the Tokyo market higher by 8.5% in yen terms over the first half of 1996, led by smaller capitalization, auto, and real estate stocks. In the second half, however, as the market looked to 1997, several developments dampened investor sentiment. In the fall, the government announced plans to implement a more restrictive fiscal policy for 1997, with hikes in the consumption tax, elimination of income tax breaks, and reduced public works spending. The impending elimination of the public sector's contribution to growth led to a scaling back of the market's expectation for 1997 real GDP growth. In addition, the announcement in November of a Japanese version of the "Big Bang" spurred selling in major financial industry stocks as investors became concerned about increased competition and margin pressures in the face of deregulation.

         As a result, performance of the majority of the more domestically-oriented sectors began to diverge as the year progressed in a pronounced fashion from that of the handful of more globally competitive companies who were benefiting from yen depreciation. The best performing industries in 1996 were autos, pharmaceuticals, tires, precision, non-bank financials, and electronics, while the worst performing industries were securities, paper, banks, shipping, insurance, and construction. Smaller cap stocks declined more than large caps as market liquidity dried up in the second half of 1996. For the most part, the decline in smaller cap stock prices was not due to earnings disappointments or to adverse or unexpected corporate developments.

         In keeping with this shift, The Japan Fund reduced positions in companies more sensitive to domestic economic growth, including Sekisui Chemical, Itochu, Sumitomo Corp., Komori, THK, Kajima, Maeda Road, Takasago Thermal Engineering, and the steel companies. In turn, the Fund has increased exposure to select global companies, such as Sony, Pioneer, MHI, and Sumitomo Electric, as well as to attractively valued, economically-defensive companies such as Shiseido, Gunze, Nippon Meat Packers, and Daito Trust. Holdings of smaller growth stocks which have the potential of becoming the future "blue chips," including Shokoh Fund, H.I.S., and Ryohin Keikaku, have been increased as well.

                 Improved Outlook for Japanese Equities

         The returns on the Japanese market in recent years have been disappointing, especially in comparison to the major bull markets in the United States and, to a lesser extent, Europe. However, we believe that the investment fundamentals in Japan are gradually improving. There are indications that Japan is emerging from its long deflationary spiral. Nominal GDP growth for 1996 is expected to be over 3%, and while volatility in growth from quarter to quarter can be expected in 1997 due to the expected consumption tax hike, we believe that per annum nominal GDP growth of 2-3% is possible for Japan over the coming two or three years. The financial system risks are now better contained than before, and deregulation is proceeding in areas such as telecommunications, finance, and transportation.

         Moreover, Japanese institutional investors and Japanese households, whose financial assets amount to over $10 trillion, are still sitting on very large cash and bond holdings. Rates currently offered on bank deposits with maturities of less than two years are below the 0.8% average dividend yield on stocks, and the current earnings yield on equity (inverse of the price earnings ratio) for the Japanese market is now approximately equal to the 2.4% yield on the ten-year Japanese government bond -- the first time since the 1970s that the earnings of Japanese stocks are so inexpensive relative to the prevailing long-bond yield. While Japanese investors are still highly risk averse, a gradual shift of financial assets from cash and bonds to the equity market may be expected over the next two to three years as Japan continues to emerge from deflation, and financial deregulation allows new players and products into the equity market.

         To be sure, the structural changes that Japan is undergoing are likely to entail some continued risks. Currency risk from Japan's continued capital outflow remains, although recent trade statistics indicate that the collapse of the Japanese trade surplus is slowing. Also, changes with respect to stock cross-holdings and the shift of equity buyers from shareholders with collateral business interests to pure investors such as pension funds and foreigners may continue to move the valuation levels of the market outside of historical ranges. The opening up of Japanese industries to import competition and deregulation is likely to result in greater competition and increased divergence between strong and weak companies. With these major changes, the Japanese equity market may continue to feature high volatility going forward.

         In such a context, competitive strength, industry leadership, and valuation levels are all central to our stock selection process as we begin 1997. The Fund will maintain core holdings in global companies with strong technology, valuable franchises, and adaptability to changing yen levels. Investment in domestically-oriented companies is focusing on industry leaders with strong competitive positions, aggressive restructuring plans or adaptability to change, and issues offering attractive valuation relative to market and industry averages, with less emphasis on historical valuation ranges. With respect to smaller-capitalization growth investments, we are seeking companies with clear and defensible competitive advantages, demonstrated excellence in performance, and a long growth horizon.

         We continue to position the Fund to take advantage of the ongoing transformation and growth of Japan, and remain convinced that the long-term outlook for Japan's economy and equity market remains constructive. Thank you for your continued investment, and please do not hesitate to call a Japan Fund specialist at 1-800-53-JAPAN (1-800-535-2726) with any questions.

 Sincerely,

 /S/Lynn Birdsong                    /s/Henry Rosovsky
 Lynn Birdsong,                      Henry Rosovsky,
 President                           Chairman


                                 The Japan Fund:
                          A Team Approach to Investing

         The Japan Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

         Lead Portfolio Manager Seung Kwak assumed responsibility for the Fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined Scudder in 1988. Elizabeth J. Allan, Portfolio Manager, helps set the Fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the Fund since she joined Scudder in 1987 and has numerous years of Pacific Basin research and investing experience.


                                                          INVESTMENT PORTFOLIO  as of December 31, 1996
                              % of           Principal                                                         Market
                            Portfolio       Amount (c)                                                       Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                1.8%       REPURCHASE AGREEMENTS
                                                7,023,000 Repurchase Agreement with Donaldson,
                                                            Lufkin & Jenrette dated 12/31/96 at 6.7% to
                                                            be repurchased on 1/2/97 at $7,025,614
                                                            collateralized by a $6,794,000 U.S. Treasury
                                                            Note, 7.25%, 2/15/98 (Cost $7,023,000)..........    7,023,000
                                                                                                            -------------
                                2.0%       COMMERCIAL PAPER
                                                7,500,000 Household Finance Corp., 4.97%, 1/15/97
                                                            (Cost $7,484,483)...............................    7,484,483
                                                                                                            -------------
                                4.8%       CONVERTIBLE BONDS
Durables                        0.5%
Automobiles                           JPY     233,000,000 ShinMaywa Industries, Ltd., 0.7%, 3/31/03.........    2,077,303
Manufacturing                   2.3%                                                                        -------------
Industrial Specialty            0.9%  JPY     388,000,000 Nippon Electric Glass Co., Ltd., 2%, 3/29/02......    3,551,326
                                                                                                            -------------
Office Equipment/Supplies       1.4%  JPY     445,000,000 Ricoh Co., Ltd., 1.5%, 3/29/02....................    5,110,526
Technology                      2.0%                                                                        -------------
Computer Software               0.5%  JPY     225,000,000 Softbank Corp., 0.5%, 3/29/02.....................    1,806,839
Diverse Electronic Products     1.5%  JPY     575,000,000 Matsushita Electric Industrial Co., Ltd., 1.4%,   -------------
                                                            3/31/2004.......................................    5,908,384
                                                                                                            -------------
                                                          Total Convertible Bonds (Cost $20,058,963)........   18,454,378
                               91.4%      COMMON STOCKS                                                     -------------
                                              Shares
                                          ----------------------------------------------------------------  -------------
Consumer Discretionary          8.6%
Department & Chain Stores       5.8%              155,000 FamilyMart Co., Ltd...............................    6,196,788
                                                  235,000 Jusco Co., Ltd....................................    7,974,700
                                                  107,000 Ryohin Keikaku Co., Ltd...........................    7,945,773
                                                                                                            -------------
                                                                                                               22,117,261
                                                                                                            -------------

                                          The accompanying notes are an integral part of the financial statements.

                                        9






THE JAPAN FUND, INC.
                              % of                                                                             Market
                            Portfolio         Shares                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------
Home Furnishings                0.2%               45,200 Nitori Co., Ltd...................................      784,492
                                                                                                            -------------
Recreational Products           1.7%              127,100 Square Co., Ltd...................................    6,420,301
                                                                                                            -------------
Restaurants                     0.4%               99,306 Genki Sushi Co., Ltd..............................    1,714,981
                                                                                                            -------------
Specialty Retail                0.5%               54,400 Shimamura Co., Ltd................................    1,869,545
Consumer Staples               15.2%                                                                        -------------
Consumer Electronic &
Photographic Products           5.4%              659,000 Pioneer Electronics Corp..........................   12,575,684
                                                  122,000 Sony Corp.........................................    7,995,683
                                                                                                            -------------
                                                                                                               20,571,367
                                                                                                            -------------

Food & Beverage                 5.3%              224,400 Ariake Japan Co., Ltd. (b)........................    7,208,082
                                                  256,000 Fujicco Co., Ltd..................................    2,851,567
                                                  583,000 Nippon Meat Packers, Inc..........................    7,551,161
                                                  231,600 Rock Field Co., Ltd...............................    2,959,744
                                                                                                            -------------
                                                                                                               20,570,554
                                                                                                            -------------

Package Goods/Cosmetics         2.5%              843,000 Shiseido Co., Ltd.................................    9,754,080
                                                                                                            -------------
Textiles                        2.0%            1,451,000 Gunze, Ltd........................................    7,530,015
Health                          1.2%                                                                        -------------
Pharmaceuticals                                   316,000 Banyu Pharmaceutical Co., Ltd.....................    4,420,344
Communications                  0.6%                                                                        -------------
Telephone/
Communications                                        353 DDI Corp..........................................    2,334,842
Financial                      18.1%                                                                        -------------
Other Financial
Companies                      17.3%              156,000 Japan Associated Finance Co.......................   12,325,361
                                                  423,876 Nichiei Co., Ltd..................................   31,293,842
                                                  104,500 Shohkoh Fund & Co., Ltd...........................   22,738,969
                                                                                                            -------------
                                                                                                               66,358,172
                                                                                                            -------------

Real Estate                     0.8%              300,000 Mitsubishi Estate Co., Ltd........................    3,082,635
                                                                                                            -------------
Media                           0.4%
Broadcasting &
Entertainment                                      52,000 Horipro Inc.......................................      498,403
                                                   28,777 Sony Music Entertainment (Japan) Inc..............    1,138,059
                                                                                                            -------------
                                                                                                                1,636,462
                                                                                                            -------------

                                          The accompanying notes are an integral part of the financial statements.

                                       10






                                                                                     INVESTMENT PORTFOLIO
                              % of                                                                             Market
                            Portfolio         Shares                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------
Service Industries              5.5%
Miscellaneous
Commercial Services             3.6%              384,000 Itochu Corp.......................................    2,062,413
                                                  123,000 Secom Co., Ltd....................................    7,445,212
                                                   21,000 Softbank Corp.....................................    1,485,105
                                                  369,000 Sumitomo Corp.....................................    2,909,049
                                                                                                            -------------
                                                                                                               13,901,779
Miscellaneous                                                                                               -------------
Consumer Services               1.9%              150,800 H.I.S. Co., Ltd...................................    7,291,944
Durables                        4.8%                                                                       -------------
Automobiles                                       434,000 Bridgestone Corp..................................    8,244,538
                                                  358,100 Kyokuto Kaihatsu Kogyo Co., Ltd...................    4,792,807
                                                  751,000 ShinMaywa Industries, Ltd.........................    5,531,500
                                                                                                            -------------
                                                                                                               18,568,845
                                                                                                            -------------
Manufacturing                  26.1%
Diversified Manufacturing       7.7%              839,000 Ishikawajima-Harima Heavy Industries Co., Ltd.....    3,730,982
                                                1,582,000 Mitsubishi Heavy Industries, Ltd..................   12,567,481
                                                  939,000 Sumitomo Electric Industries, Ltd.................   13,135,135
                                                                                                            -------------
                                                                                                               29,433,598
                                                                                                            -------------
Electrical Products             6.5%              789,000 Hitachi Ltd.......................................    7,357,914
                                                  365,000 Kinden Corp.......................................    4,633,020
                                                1,498,000 Matsushita Electric Works, Inc....................   12,896,175
                                                                                                            -------------
                                                                                                               24,887,109
                                                                                                            -------------
Machinery/Components/
Controls                        0.8%               10,500 Keyence Corp......................................    1,296,520
                                                   29,800 SMC Corp..........................................    2,004,507
                                                                                                            -------------
                                                                                                                3,301,027
                                                                                                            -------------
Office Equipment/Supplies       9.4%              499,000 Canon Inc.........................................   11,030,481
                                                  264,000 Kokuyo............................................    6,519,644
                                                  945,000 Ricoh Co., Ltd....................................   10,852,690
                                                  119,100 Riso Kagaku Corp..................................    7,651,360
                                                                                                            -------------
                                                                                                               36,054,175
                                                                                                            -------------
Miscellaneous                   1.7%              384,000 Shimano Inc.......................................    6,465,763
Metals & Minerals               4.4%                                                                       -------------
Precious Metals                 1.8%            1,052,000 Sumitomo Metal Mining Co., Ltd....................    7,094,482
                                                                                                            -------------
                                          The accompanying notes are an integral part of the financial statements.

                                       11





THE JAPAN FUND, INC.
                              % of                                                                             Market
                            Portfolio         Shares                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------
Steel & Metals                  2.6%            1,243,000 Kawasaki Steel Corp...............................    3,574,121
                                                2,607,000 Sumitomo Metal Industries, Ltd....................    6,415,638
                                                                                                            -------------
                                                                                                                9,989,759
                                                                                                            -------------
Construction                    5.2%
Homebuilding                    0.3%              106,000 Hosoda Corp.......................................    1,061,739
                                                                                                            -------------
Miscellaneous                   4.9%            1,385,000 Daito Trust Construction Co., Ltd.................   15,427,424
                                                  480,000 Toshiba Plant Kensetsu Co.........................    3,502,288
                                                                                                            -------------
                                                                                                               18,929,712
                                                                                                            -------------
Transportation                  1.3%
Railroads                                         848,000 Tokyu Corp........................................    4,818,099
                                                                                                            -------------
                                                          Total Common Stocks (Cost $379,581,032)...........  350,963,082
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------

                                                          Total Investment Portfolio -- 100.0%
                                                            (Cost $414,147,478) (a).........................  383,924,943
                                                                                                            =============

(a) The cost for federal income tax purposes was $429,654,003. At December 31, 1996, net unrealized depreciation for all securities based on tax cost was $45,729,060. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,398,860 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $51,127,920.



(b) Security valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to
    $7,208,082 (1.87% of net assets). The value has been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the security existed, and the difference could be material. The cost of this security at December 31, 1996 amounted $6,710,618. This security may also have certain restrictions as to resale.


(c) Principal amount stated in U.S. dollars unless otherwise noted.


Currency Abbreviations
JPY       Japanese Yen
                                          The accompanying notes are an integral part of the financial statements.


                                       12




                                           FINANCIAL STATEMENTS

                                   STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
--------------------------------------------------------------------------------------------------------
        Assets
        Investments, at market (identified cost $414,147,478)
          (Note A)..............................................                $ 383,924,943
        Cash....................................................                          790
        Foreign currency holdings, at market (identified
          cost $1,526,805) (Note A).............................                    1,527,852
        Receivable on investments sold..........................                      487,519
        Receivable on fund shares sold..........................                    4,276,432
        Dividends and interest receivable.......................                      192,662
        Other assets............................................                        5,433
                                                                               --------------
          Total assets..........................................                  390,415,631

        Liabilities
        Payable for investments purchased.......................     $1,582,918
        Payable for fund shares redeemed........................      1,961,392
        Accrued management fee (Note C).........................        254,647
        Other accrued expenses (Note C).........................        652,712
                                                                  -------------
          Total liabilities.....................................                    4,451,669
                                                                               --------------
        Net assets, at market value.............................                $ 385,963,962
                                                                               ==============
        Net Assets
        Net assets consist of:
          Accumulated distributions in excess of net
            investment income...................................                  $(9,942,905)
        Net unrealized appreciation (depreciation) on:
            Investments.........................................                  (30,222,535)
            Foreign currency related transactions...............                       13,574
        Accumulated net realized loss...........................                  (37,203,728)
        Paid-in capital.........................................                  463,319,556
                                                                               --------------
        Net assets, at market value.............................               $  385,963,962
                                                                               ==============
        Net asset value, offering and redemption price per
          share ($385,963,96 / 246,358,011 outstanding
          shares of capital stock, $.333 par value,
          600,000,000 shares authorized)........................                        $8.33
                                                                                       ======

The accompanying notes are an integral part of the financial statements.

                                       13


THE JAPAN FUND, INC.

                                         STATEMENT OF OPERATIONS

Year Ended December 31, 1996
--------------------------------------------------------------------------------------------------------
        Investment Income
        Income:
        Dividends (net of withholding taxes of $422,476)...............                   $ 2,394,032
        Interest (net of withholding taxes of $27,529).................                     1,546,708
                                                                                      ---------------
        Expenses:                                                                           3,940,740
        Management fee (Note C)........................................     $3,621,876
        Shareholder and Transfer Agent services (Note C)...............        861,923
        Officers and directors fees and expenses (Notes C & D).........        222,069
        Custodian fees.................................................        366,978
        Printing.......................................................        172,032
        Legal..........................................................         98,174
        Auditing and accounting services...............................        107,250
        Federal and state registration ................................         51,490
        Other..........................................................         69,157      5,570,949
                                                                       ------------------------------
        Net investment loss............................................                    (1,630,209)
                                                                                      ---------------
        Net realized and unrealized gain (loss) on
          investment transactions
        Net realized gain (loss) from:
          Investments..................................................     (7,161,298)
          Options......................................................      7,481,083
        Foreign currency related transactions..........................       (275,588)        44,197
                                                                       ---------------
        Net unrealized appreciation (depreciation) during
          the period on:
          Investments..................................................    (48,668,588)
          Foreign currency related transactions........................         13,771    (48,654,817)
                                                                       ------------------------------
        Net loss on investment transactions............................                   (48,610,620)
                                                                                      ---------------
        Net decrease in net assets resulting from operations                             $(50,240,829)
                                                                                      ===============

The accompanying notes are an integral part of the financial statements.

                                       14


                                       FINANCIAL STATEMENTS



                                STATEMENTS OF CHANGES IN NET ASSETS
                                                                            Years Ended December 31,
                                                                  -------------------------------------------
Increase (Decrease) in Net Assets                                                 1996              1995
-------------------------------------------------------------------------------------------------------------
        Operations:
        Net investment loss...............................................   $  (1,630,209)      $ (1,225,455)
        Net realized gain (loss) from investment
          transactions....................................................          44,197        (31,866,410)
        Net unrealized depreciation on investment
          transactions during the period..................................     (48,654,817)       (13,959,444)
                                                                          ------------------------------------
        Net decrease in net assets resulting from
          operations......................................................     (50,240,829)       (47,051,309)
                                                                          ------------------------------------
        Distributions to shareholders:
        In excess of net investment income................................      (3,998,120)                --
                                                                          ------------------------------------
        In excess of net realized gains...................................              --         (5,803,249)
                                                                          ------------------------------------
        Fund share transactions:
        Proceeds from shares sold.........................................     187,023,459        330,312,663
        Net asset value of shares issued to
          shareholders in reinvestment of
          distributions...................................................       3,312,548          4,957,881
        Cost of shares redeemed...........................................    (298,937,269)      (319,319,066)
                                                                          ------------------------------------
        Net increase (decrease) in net assets from
          Fund share transactions.........................................    (108,601,262)        15,951,478
                                                                          ------------------------------------
        Increase (decrease) in net assets.................................    (162,840,211)       (36,903,080)
        Net assets at beginning of period.................................     548,804,173        585,707,253
                                                                          ------------------------------------
        Net assets at end of period (including
          accumulated distributions in excess of
          net investment income of $9,942,905
          and undistributed net investment income
          of $10,531,476, respectively)...................................   $ 385,963,962       $548,804,173
                                                                          ====================================
        Other Information
        Increase (decrease) in Fund shares
        Shares outstanding at beginning of period.........................      58,139,460         55,779,456
                                                                          ------------------------------------
        Shares sold.......................................................      20,114,876         37,050,849
        Shares issued to shareholders in reinvestment
          of distributions................................................         380,640            559,580
        Shares redeemed...................................................     (32,276,965)       (35,250,425)
                                                                          ------------------------------------
        Net increase (decrease) in Fund shares............................     (11,781,449)         2,360,004
                                                                          ------------------------------------
        Shares outstanding at end of period...............................      46,358,011         58,139,460
                                                                          ====================================



The accompanying notes are an integral part of the financial statements.

                                       15


THE JAPAN FUND, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     Years Ended December 31,
                           ------------------------------------------------------------------------------
                             1996(a) 1995    1994(a) 1993(a)  1992   1991   1990     1989   1988     1987
                           ------------------------------------------------------------------------------
Net asset value,
  beginning of period......  $9.44  $10.50  $10.33   $8.90  $10.69  $10.76  $14.27  $16.24  $16.97  $20.28
                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
  operations:
  Net investment
    income (loss)..........   (.03)   (.01)   (.05)   (.05)   (.05)   (.03)    .09     .04     .04     .16
                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net realized and
    unrealized gain (loss)
    on investments.........  (1.00)   (.94)   1.07    2.15   (1.74)    .37   (2.41)   1.66    3.13    5.81
                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from investment
  operations.............. . (1.03)   (.95)   1.02    2.10   (1.79)    .34   (2.32)   1.70    3.17    5.97
                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions:
  From net investment
    income.................     --      --      --      --      --      --    (.09)   (.08)   (.02)   (.20)
  In excess of net
    investment income......   (.08)     --      --    (.28)     --      --      --      --      --      --
  From net realized
    gains on investment
    transactions...........     --      --    (.80)   (.39)     --    (.41)  (1.10)  (3.59)  (3.88)  (9.08)
  In excess of net
    realized gains.........     --    (.11)   (.05)     --      --      --      --      --      --      --
                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total distributions......   (.08)   (.11)   (.85)   (.67)     --    (.41)  (1.19)  (3.67)  (3.90)  (9.28)
                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
    end of period..........  $8.33   $9.44  $10.50  $10.33   $8.90  $10.69  $10.76  $14.27  $16.24  $16.97
                             ====== ======  ======  ======   =====  ======  ======  ======  ======  ======
Total Return.............. .(10.92)  (9.07)  10.03   23.64  (16.74)   3.11  (16.36)  11.63   19.40   33.01
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions)......    386     549     586     471     409     335     313     401     404     394
Ratio of operating
  expenses to average
  daily net assets (%).....   1.16    1.21    1.08    1.25    1.42    1.26    1.05    1.02    1.01     .90
Ratio of net investment
  income (loss) to average
  daily net assets (%).....   (.34)   (.24)   (.40)   (.47)   (.31)   (.15)    .72     .34     .28     .41
Portlio turnover rate (%)..   72.6    69.9    74.3    81.7    47.0    46.4    52.7    60.4    38.8    34.0
Average commission
  rate paid (b)........ ....$.0444   $  --   $  --   $  --   $  --   $  --   $  --   $  --   $  --   $  --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after December 31, 1996.


                                       16

                     NOTES TO FINANCIAL STATEMENTS

                  A. Significant Accounting Policies
-----------------------------------------------------------------------
The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects

THE JAPAN FUND, INC.
-----------------------------------------------------------------------

to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-Counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                    NOTES TO FINANCIAL STATEMENTS

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

THE JAPAN FUND, INC.
-----------------------------------------------------------------------

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code applicable to regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $30,683,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until, December 31, 2003 ($23,266,000), and December 31, 2004 ($7,417,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $5,813,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1997.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on

                     NOTES TO FINANCIAL STATEMENTS

investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
-----------------------------------------------------------------------
For the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $331,621,568 and $461,718,305, respectively.

C. Related Parties
-----------------------------------------------------------------------
Under the Investment Management Agreement (the " Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the year ended December 31, 1996, the fee pursuant to the Management Agreement amounted to $3,621,876, which was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser.

THE JAPAN FUND, INC.
-----------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $685,999, of which $50,828 is unpaid at December 31, 1996.

The Fund pays each of its Officers and Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, the Officers and Directors fees and expenses aggregated $169,112.

D. Directors' Retirement Benefits
-----------------------------------------------------------------------
Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the year ended December 31, 1996, Directors' retirement benefits amounted to $52,957. At December 31, 1996, the Fund has accrued $191,768 for such benefits.

E. Lines of Credit
-----------------------------------------------------------------------
The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Directors of The Japan Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PRICE WATERHOUSE LLP
January 31, 1997

THE JAPAN FUND, INC.
-----------------------------------------------------------------------

TAX INFORMATION

For its fiscal year ended December 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.0407 per share (representing a total of $1,865,540). The total amount of taxes paid by the Fund to such countries was $.01 per share (representing a total of $449,707).

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                                       25

                      This page intentionally left blank.

                             Officers and Directors

Henry Rosovsky
Chairman of the Board and Director
   Professor, Harvard University; Director, Corning Inc., Paine Webber Group

Lynn Birdsong*
President

William L. Givens
Director
   President, Twain Associates

William H. Gleysteen, Jr.
Director
   Consultant

John F. Loughran
Director
   Senior Adviser for Asia Pacific to J.P. Morgan & Co., Inc.

Yoshihiko Miyauchi
Director

William V. Rapp
Director
   Senior Research Fellow Columbia University; Professor, University of Victoria; Managing Director, Rue Associates

O. Robert Theurkauf*
Director

Shoji Umemura
Director
   Board Counselor, The Nikko Securities Co., Ltd.; Counselor, Tokyo Stock Exchange; Advisor, Japan Securities Dealers Association, Association of Tokyo Stock Exchange Regular Members; Director, The Securities Analysts Association of Japan; Advisor, Japan Association of Corporate Executives; Associate Advisor, Tokyo Chamber of Commerce and Industry; Vice President, Japan-Korea Economic Association; Member, Executive Board, Waseda University; Chairman, Congregation, Waseda University

Hiroshi Yamanaka
Director
   Advisor to the Board, The Meiji Mutual Life Insurance Company; Lifetime Executive Director, Japan Association of Corporate Executives; Vice Chairman, The Security Analysts Association of Japan; Governor, Board of Governors, Tokyo Stock Exchange; Auditor, The Bank of Tokyo-Mitsubishi, Ltd., The Mitsubishi Foundation, Mitsubishi Research Institute; Director, Kirin Brewery Co., Ltd., Seijo Gakuen; Doctor of Commerce, Chuo University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Edward J. O'Connell*
Vice President

Miyuki Wakatsuki
Vice President
   Manager, Nikko International Capital Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

Thomas F. McDonough*
Assistant Secretary

Pamela A. McGrath*
Assistant Treasurer

HONORARY DIRECTORS

Tristan E. Beplat
   Director, Daiwa Bank Trust Co., Yasuda Fire & Marine Insurance Co. of America, Pacific Forum, Farfield Maxwell, Ltd; Member, Advisory Council, East Asian Studies, Princeton University; Honorary Director, Japan Society, U.S.-Asia Institute, Radix Ventures, Inc.

Allan Comrie
   Former Director, The Japan Fund, Inc.

Jonathan Mason
   Former Chairman of the Board and Director, The Japan Fund, Inc.

James W. Morley
   Professor of Political Science Emeritus, Columbia University

Robert G. Stone, Jr.
   Former Chairman of the Board and Director, The Japan Fund, Inc. Chairman of the Board, Kirby Corporation

* Scudder Stevens & Clark, Inc.

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

W e remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).


                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-439-4640)
                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110
                         Scudder, Stevens & Clark, Inc.
                               Investment Manager